                                                                    Exhibit 24.3

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  hereby  constitutes and appoints  Patrick Kron,  Philippe Jaffré and Donna Vitter,  and each of them, as his true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution,  to execute for him and in his name, place and stead, in any and all  capacities,  this  Post-Effective  Amendment No. 1 to the  Registration
Statement  on Form S-8 with respect to the ALSTOM Stock Option Plan 1999 and any and all  additional  amendments  (including  post-effective  amendments) to such
Registration Statement,  and to file the same, with all exhibits thereto and any other  documents  in  connection  therewith,  with the  Securities  and Exchange
Commission.  Each such attorney and his substitutes  shall have and may exercise all powers to act hereunder.  The undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS  WHEREOF,  each of the  undersigned  has signed his name hereto as of this 17th day of September, 2004.

/s/ Patrick Kron                       /s/ Pascal Colombani
----------------------------------     ----------------------------------
Patrick Kron                           Pascal Colombani

/s/ Philippe Jaffré                    /s/ Georges Chodron de Courcel
----------------------------------     ----------------------------------
Philippe Jaffré                        Georges Chodron de Courcel

/s/ James Milner
----------------------------------     ----------------------------------
James Milner                           Gérard Hauser

                                       /s/ James W. Leng
----------------------------------     ----------------------------------
Jean-Paul Béchat                       James W. Leng

                                       /s/ Denis Samuel-Lajeunesse
----------------------------------     ----------------------------------
Candace Beinecke                       Denis Samuel-Lajeunesse

/s/ James B. Cronin                    /s/ George Simpson
----------------------------------     ----------------------------------
James B. Cronin                        George Simpson

                                                                  Exhibit 24.3

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  hereby  constitutes and appoints  Patrick Kron,  Philippe Jaffré and Donna Vitter,  and each of them, as his true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution,  to execute for him and in his name, place and stead, in any and all  capacities,  this  Post-Effective  Amendment No. 1 to the  Registration
Statement  on Form S-8 with respect to the ALSTOM Stock Option Plan 1999 and any and all  additional  amendments  (including  post-effective  amendments) to such
Registration Statement,  and to file the same, with all exhibits thereto and any other  documents  in  connection  therewith,  with the  Securities  and Exchange
Commission.  Each such attorney and his substitutes  shall have and may exercise all powers to act hereunder.  The undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS  WHEREOF,  each of the  undersigned  has signed his name hereto as of this 28th day of September, 2004.

                                       /s/ Thomas E. Liggett
                                       ----------------------------------
                                       Thomas E. Liggett